Research, Development & Engineering	3 Months Ended
Mar. 31, 2023
Research and Development [Abstract]
Research, Development & Engineering
Note 4. Research, Development & Engineering
Garrett conducts research, development and engineering (“RD&E”) activities, which consist primarily of the development of new products and product applications. RD&E costs are charged to expense as incurred unless the Company has a contractual guarantee for reimbursement from the customer. Customer reimbursements are netted against gross RD&E expenditures as they are considered a recovery of cost. Such costs are included in Cost of goods sold as follows:

	Three Months Ended March 31,
	2023	2022
	(Dollars in millions)
Research and development costs	$40	$36
Engineering-related expenses (1)	(1)	6
	$39	$42
(1) Engineering-related expenses include customer reimbursements of $11 million and $3 million for the three months ended March 31, 2023 and 2022, respectively.